VIA EDGAR AND BY HAND

November 15, 2004

United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549
Attention: Elaine Wolff, Special Counsel

Re:	Feldman Mall Properties, Inc. Amendment No. 2 to the Registration Statement on Form S-11 Filed October 22, 2004 Registration No. 333-118246

Dear Ms. Wolff:

On behalf of our client, Feldman Mall Properties, Inc., a Maryland corporation (the “Company”), we set forth below the responses of the Company to the comments of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Staff”), received by letter dated November 8, 2004 (the “November 8 Letter”), with respect to Amendment No. 2 to the registration statement (the “Registration Statement”) on Form S-11 (Registration No. 333-118246) filed by the Company on October 22, 2004. The responses to the Staff’s comments are set out in the order in which the comments were set out in the November 8 Letter and are numbered accordingly.

We have enclosed with this letter a marked copy of Amendment No. 3 to the Registration Statement (“Amendment No. 3”), which was filed today by the Company via EDGAR, reflecting all changes to the Registration Statement.

General

1.	We note from your response to our comment no. 1 from our first letter dated September 10, 2004 that you believe that the private placement of these shares was completed prior to the filing of the Registration Statement and that pursuant to Rule 152 these private placements should not be integrated with this offering. We note from your response to our comment no. 1 from our last letter that the contribution agreements irrevocably fixed the percentage of the total number of shares of common stock and OP units that each contributor will receive but that the number of securities to be issued will not be determined until you price the offering. Since the number of shares to be issued has not been fixed, the contributors who are also executives of the company will be negotiating the number of shares to be issued and as a result the number of shares to be received by the contributors. As such it does not appear that you may rely upon Rule 152 since the material terms of the contribution agreements were not fixed prior to fling the registration statement. If you intend to rely instead upon an administrative position known as the “Macy’s Position,” please address why you believe that position would be available for Mr. Erhart since he is not currently part of management and does not appear to have been involved with the structuring of the proposed transaction.

Response: Please refer to our letter dated November 9, 2004, a copy of which is enclosed herewith.

2.	We note your response to our comment no. 2; however, we are unable to agree with your analysis that you do not believe that any member of senior management or any of their affiliates has ever sponsored a “program” within the meaning of Guide 5. In this regard, we note that Larry Feldman served as Chairman, CEO and President of Tower Realty Trust, a publicly traded REIT. We also note that Jim Bourg and Scott Jensen were senior managers at Tower Realty Trust. Finally, we note the management team’s real estate and development activities with your predecessor company, Feldman Equities of Arizona, LLC. As such, it appears that at a minimum the two prior REITS would constitute “programs” within the meaning of Guide 5. As such, should the amount of your offering or your intended use of proceeds change prior to effectiveness, please advise. In this connection, your disclosure suggests that you may be a blind pool REIT subject to Guide 5. For example, we note you have revised the cover page and the summary risk factor sections to correspond to the first risk factor on page 21 to disclose that you may be considered a blind pool.

Response: Please refer to our letter dated November 9, 2004, a copy of which is enclosed herewith.

3.	You indicate in your response to our comment no. 4 that you have only included information for the periods your predecessor has owned each property because the information relating to the initial properties cannot be reliably reported. Please provide such information supplementally. Further, in view of the requirement of Item 15 of Form S-11 that you disclose the information for the previous five years, please revise to include such information or include disclosure that clearly explains the basis for your belief that such information is not reliable and in what way[s] you believe it to be unreliable. Please explain whether such information was believed to be unreliable at the time of acquisition or at some later time.

Response: We have included the requested disclosure with respect to the full five year period in each of the charts appearing on pages 79, 82 and 85 of the prospectus under the caption “Business and Properties–Our Properties.” We have also added a footnote following each chart stating that certain information in such chart was supplied by or derived from information provided by the previous owner (or, in the case of Colonie Center, the seller) of the property.

4.	Please revise the fourth bullet point, all corresponding risk factors and your disclosure on page 15 to reflect that in addition to the risk that the consideration paid may exceed third party appraisals it may also exceed the fair market value.

Response: We have revised our disclosure on the cover page and pages 2, 15, 25 and 61 of the prospectus to indicate that the consideration paid may exceed the fair market value or the value indicated by third party appraisals.

5.	Please revise the fifth bullet point on your cover page as well as your summary risk factor section to quantify the percentage of proceeds that have not yet been targeted. In this regard, we note from page 21 that you have not targeted approximately 12.7% of the net proceeds of the offering for investment.

Response: We have revised our disclosure to quantify the percentage of the net proceeds of the offering that has not yet been committed on the cover page and pages 2 and 21 of the prospectus.

Prospectus Summary, page 1

6.	We have reviewed your response to our comment no. 13; however your disclosure continues to characterize the operations of Feldman Mall Properties Inc. and your predecessor as being part of your corporate structure. For example, but not limited to, we note your disclosure on page 68 that “over the past two years, we acquired interests in two malls...” Please revise or advise.

Response: We have revised the prospectus to indicate that, in certain instances, our disclosure is referring to the operations of our predecessor rather than that of the Company. We note the following sections in which we have made such revisions: “Business and Properties–Mall Acquisitions” on page 70, “Business and Properties–Our Properties–Harrisburg Mall” on page 76 and “Business and Properties–Our Properties–Foothills Mall” on page 80.

Our Properties, page 4

7.	We note from your response to comment 20 that once operating cash flow exceeds 12% return on the partners’ capital contributions, which aggregated 14.4 million as of June 30, 2004, you will be entitled to receive an additional 20% of excess cash flow. Please revise to clarify whether there is a cap on the amount of capital contributions by partners. If there is no cap on contributions by you or the joint venture partner, please include a risk that the receipt of the additional 20% of excess cash flow becomes more difficult.

Response: We have revised our disclosure on pages 4, 74 and 78 of the prospectus to indicate that “to the extent that the partners are required to make additional capital contributions to the joint venture, the amount of the 12% preferred return, which operating cash flow must exceed in order for the partners to receive the additional 20% of excess cash flow, will increase. Therefore, if partners are required to make additional capital contributions, receipt of the additional 20% will be more difficult.” The Company does not currently expect that it will be required to fund any further capital contributions through its cash flow to the joint venture because the balance of any such capital contributions will be funded through the proceeds of the existing construction loan. Given that the Company will not be directly funding these capital contributions through its cash flow, we do not believe that risk factor disclosure is appropriate.

Investment Highlights, page 7

8.	Refer to comment no. 22. You indicate in the third paragraph on page 8 that you expect to have the financial capacity to acquire additional mall assets by accessing funds through secured and unsecured borrowings. Please revise to disclose whether you have commitments in place for such borrowings. Further, indicate whether you have any current plans for a public offering of equity or debt securities.

Response: We have revised our disclosure on pages 8 and 68 of the prospectus under the captions “Prospectus Summary–Investment Highlights” and “Business and Properties–Investment Highlights,” respectively, to indicate that we do not currently have any commitments with respect to secured or unsecured borrowings and do not have any current plans to make any additional public offerings of equity or debt securities in the near future.

9.	We note your revision on page 8 in response to our comment no. 23. Please revise your disclosure in the fifth paragraph to explain what you mean when you indicate you can achieve a “stabilized unleveraged yield on cost.” Also, explain why the revised language is not a projection. Regardless, provide a reasonable basis for your belief that you can achieve a stabilized unleveraged yield on cost of approximately 10% -11%. We may have further comments. See Rule 10(b) of Regulation S-K.

Response: We have deleted the above-referenced disclosure and revised our disclosure on page 8 under the caption “Prospectus Summary–Investment Highlights” and page 68 under the caption “Business and Properties–Investment Highlights” to indicate that we will attempt to redevelop our mall portfolio in a manner that will allow significant appreciation in value.

Our Structure, page 12

10.	Please revise the bubble depicting “Feldman Partners, LLC” to disclose that this entity is controlled by Larry Feldman and family and to disclose the other investors.

Response: We have revised the structure chart on page 12 under the caption “Prospectus Summary–Our Structure” to indicate that Feldman Partners, LLC is controlled by Larry Feldman and owned by him and his family.

11.	Please revise the bubble depicting “Affiliated Limited Partners” to disclose the affiliates and to disclose the percentage to be owned assuming the achievement of performance thresholds relating to the Harrisburg and Foothills Malls.

Response: We have revised the bubble in the structure chart on page 12 under the caption “Prospectus Summary–Our Structure” to indicate each of the “Affiliated Limited Partners” and the respective ownership percentage of each affiliated limited partner.

12.	We note that the chart depicts an ownership interest in the Foothills Mall by “Other Taxable Subsidiaries.” Please revise throughout to disclose this structure and to discuss the consequences of such structure, including the fact that the income from a taxable REIT subsidiary will not be included in the 90% of taxable income required to be distributed to investors. Also, we note your disclosure on page 129 that you intend to elect TRS status on two of your corporate subsidiaries in addition to Feldman Equities Management Inc. Please identify the corporate subsidiaries. Further, include disclosure throughout to discuss your intended structure of utilizing taxable REIT subsidiaries, the reasons for using this structure and the consequences of such structure.

Response: We have included the requested disclosure on page 11 under the caption “Prospectus Summary–The Formation Transactions” and on page 62 under the caption “Structure and Formation of Our Company–Formation Transactions.” As requested, we revised our disclosure on page 132 under the caption “U.S. Federal Income Tax Considerations–Taxation of the Company–Taxable Subsidiaries” to indicate the name of each existing taxable REIT subsidiary of the Company.

Benefits to Related Parties, page 13

13.	We have reviewed your response to our comment no. 24; however, we are unable to locate the requested disclosure. For example, we note that your disclosure on page 13 indicates that securities are being issued in exchange for “ownership interests...” We also note that your disclosure on pages 100-102 indicates that securities are being exchanged for “ownership interests in certain contributed entities...” Please revise in all locations to quantify the ownership interests being contributed for each of the disclosed number of securities. Also, identify the specific property that is being contributed in exchange for the securities.

Response: We have revised our disclosure on page 13 under the caption “Prospectus Summary–Benefits to Related Parties” and on pages 103, 104 and 105 under the caption “Benefits to Related Parties” to specifically indicate the percentage interests that are being contributed. Our disclosure on page 9 under the caption “Prospectus Summary–The Formation Transactions” indicates the properties that are owned by the contributed entities, which are being contributed in the formation transactions.

14.	Refer to comment no. 25. Please revise your disclosure to quantify the thresholds for the Harrisburg and Foothills Malls. In this regard, we note your disclosure in the fourth paragraph on page 14 that quantifies the maximum number of additional OP units that may be issued upon achievement of certain “performance thresholds.” Quantify those “performance thresholds.” Further, we are unable to locate an explanation of the relationship of the pad and expansion parcels to the Foothills Mall. Please revise or advise. In this regard, we note your disclosure on page 31.

Response: We have revised our disclosure on pages 10, 14, 31 and 43 to clarify that the “certain performance thresholds” that are referred to with respect to the additional OP units relate to the internal rate of return discussed in detail on page 60 under the caption “Structure and Formation of Our Company — Formation Transactions.” We have revised the terms of the additional OP units to remove those that may be earned based from the pad and expansion parcels relating to the Foothills Mall.

Conflicts of Interest, page 15

15.	We note the disclosure in this section of the summary regarding the conflict of interest in connection with the acquisition of the initial properties. Please revise the disclosure in the corresponding section of the prospectus to discuss this conflict.

Response: We have added the above-referenced disclosure on page 108 under the caption “Policies with Respect to Certain Activities–Conflicts of Interest Policies.”

16.	We note the disclosure in response to comment 27 that when the interests of your stockholders and OP unitholders come into conflict, your duties as a general partner and as directors and officers may also come into conflict. Please revise to provide an example of how this conflict may arise. For example only, if this conflict may arise in connection with sales of properties, please revise to so state and explain the nature of the conflict.

Response: We have revised our disclosure on page 15 under the caption “Prospectus Summary–Conflicts of Interest” and on page 30 under the caption “Risk Factors–Conflicts of interest could arise as a result of our relationship with our operating partnership and the resolution of such conflicts may not be in our favor” to provide an example of how this conflict may arise. Specifically, we have added disclosure that, in connection with a proposed sale of a property that has been contributed by a holder of OP units, that holder may have different and more adverse tax consequences with respect to that sale as compared to the stockholders in our company.

Distribution Policy, pages 17 and 40

17.	Refer to comment no. 34. You indicate that restrictions in the Harrisburg Mall loan may prevent the operating partnership’s subsidiaries from making distributions to you and your operating partnership. Please revise this section to provide a detailed description of the restrictions. Also, revise your MD&A to describe these restrictions and the effect this could have on your liquidity. Finally, consider adding a risk factor that describes the risks to the securities being offered as a result of the possible restrictions.

Response: We have included, on page 56 under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” a description of the specific limitations on the payment of distributions by the joint venture that owns the Harrisburg Mall to its members and how these restrictions could effect the Company’s liquidity. In addition, we have added on page 18 under the caption “Summary–Distribution Policy” and on page 41 under the caption “Distribution Policy” a description of these restrictions.

18.	We have read your expanded disclosures in response to comment 35. We note the distribution will be payable to Larry Feldman by your predecessor out of available cash balances of your predecessor to members of record on September 30, 2004. Will the distribution be paid to Larry Feldman, members of record or both? Revise to clarify.

Response: We note that the distribution that is payable by our predecessor is only payable to Larry Feldman. As such, we have revised our disclosure on page 17 under the caption “Prospectus Summary–Distribution Policy” and on page 41 under the caption “Distribution Policy” to clarify that the distribution is payable by our predecessor to Larry Feldman.

19.	We note from your response to comment 36 that you have retained the per share equivalent disclosure but that you have clarified that the distribution will be payable to Larry Feldman by your predecessor. We note further that the source of this distribution is cash balances of your predecessor. Finally, we note your disclosure that “there is no assurance that we will be able to maintain our distribution to stockholders following the completion of the offering at this level, or at all.” Please revise to delete the per share equivalent information since this implies that the level of distributions prior to the offering is indicative of the amount that may be paid to stockholders after the offering and is not appropriate in the absence of more comprehensive analysis of the bases for the per share amounts.

Response: We have deleted the above-referenced disclosure on page 41 under the caption “Distribution Policy.”

Risk Factors, page 21

Risks Related to Our Organization and Structure, page 29

Our management’s right to receive OP units upon the achievement of certain performance thresholds…page 30

20.	We note your response to our comment no. 29; however, we are unable to locate the specific thresholds that management must achieve in order to receive OP units. Please advise or revise.

Response: We refer the Staff to our response to comment no. 14.

Business and Properties, page 61

21.	We note your response to our comment no. 14. Please revise your disclosure to indicate whether you have entered into any agreements on any properties.

Response: We have revised our disclosure on page 63 under the caption “Business and Properties–Overview” to indicate that we have not executed any purchase contracts with respect to any acquisition candidates, but are near execution of a non-binding letter of intent for a mall in the Chicago, Illinois area.

22.	Your response to our comment no. 15 indicates that you have deleted our previously referenced disclosure; however, your disclosure on page 68 continues to indicate that you are able to generate leads for potential acquisitions through strong relationships with real estate brokers, your existing joint venture partners and a significant network of other contacts. As such, we reissue our comment requesting that you discuss the nature of these relationships. What is the basis of each relationship? Are they formal relationships? Discuss the benefits that both parties receive from such relationships.

Response: We have deleted the above-referenced disclosure on page 70 under the caption “Business and Properties–Mall Acquisitions.”

Management, page 88

Executive Compensation, page 91

23.	Please revise your Summary Compensation Table on page 91 to include the grant of restricted stock to Thomas Wirth or tell us why such disclosure is not appropriate.

Response: We have revised the Summary Compensation Table on page 94 to include the grant of restricted stock to Thomas Wirth.

Pro Forma Condensed Consolidated Financial Statements, page F-2

24.	Reference is made to pro forma adjustments 1(I) and 1(M) revised in response to comments 41 and 42. Quantify the portion of Larry Feldman’s percentage ownership interest in the Predecessor to be exchanged for $1.5 million of common stock and quantify the portion of Messrs. Feldman (including members of his family), Bourg, Jensen and Erhart’s percentage ownership interests in the Predecessor to be exchanged for 1,500,250 OP units.

Response: We have revised the description of the pro forma adjustments to quantify the percentage interests the contributors exchanged for shares of common stock or OP units.

Part II

Item 26. Financial Statements and Exhibits

25.	We note that you have entered into an agreement to acquire Colonie Center for a base purchase price of $84.2 million. Please supplementally confirm that you will file this agreement in a pre-effective amendment. See Item 10 of Regulation S-K.

Response: We have filed the Purchase and Sale Agreement as an exhibit to Amendment No. 3.

*         *         *

We respectfully request that additional comments, if any, in connection with the subject filing be directed to the undersigned at Clifford Chance US LLP, Attention: Jay L. Bernstein, Esq. and Beth A. DeSanto, Esq., 31 West 52nd Street, New York, New York 10019 (fax: (212) 878-8375).

Very truly yours,

Beth A. DeSanto, Esq.

Enclosures

cc:	Jeffrey A. Shady, Esq. Larry Feldman Jim Bourg Tom Wirth